Zacks All-Cap Core Fund

Investor Class Shares

(Ticker Symbol: CZOVX)

Class C Shares

(Ticker Symbol: CZOCX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated April 10, 2018, to the

Summary Prospectus dated April 5, 2018.

Important Notice Regarding Class C Shares

Upon the recommendation of the Zacks All-Cap Core Fund’s (the “Fund”) advisor, Zacks Investment Management, Inc. (the “Advisor”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Class C Shares into Investor Class Shares and the subsequent termination of the Fund’s Class C Shares. Effective immediately, the Class C Shares are closed to all new investment. The Fund’s Class C Shares will be converted into Investor Class Shares and the Class C Shares will be terminated on or about April 16, 2018 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Class C Shares in the Summary Prospectus are deleted in their entirety. Shareholders of Class C Shares converted into Investor Class Shares will not be subject to a contingent deferred sales charge or short-term redemption fees.

In addition, the Board of Trustees of the Trust has approved the Fund’s re-designation of its Investor Class Shares to Institutional Class Shares. As of the Effective Date, all references to the Fund’s “Investor Class Shares” in the Summary Prospectus are replaced with “Institutional Class Shares.” The ticker symbol for Institutional Class Shares will continue to be “CZOVX.”

The Fund’s Institutional Class Shares will have the same fee structure as the Investor Class Shares, except that the Institutional Class Shares will not be subject to a Rule 12b-1 distribution fee. The Rule 12b-1 Plan that was in effect for the Fund’s Investor Class and Class C Shares will be terminated. As a result, as of the Effective Date, all references to Rule 12b-1 distribution fees and the Rule 12b-1 Plan with respect to the Fund are deleted.

In addition, as of the Effective Date, the Advisor has agreed to reduce the expense limitation on the Fund’s Institutional Class Shares from 1.55% to 1.00% of the average daily net assets. See the fees and expenses table below for more details.

As of the Effective Date, the following changes are made to the Summary Prospectus.

The “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional Class Shares
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

ANNUAL FUND OPERATING EXPENSES¹ (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Other expenses	0.61%
Total annual fund operating expenses	1.41%
Fees waived and/or expenses reimbursed[2]	(0.41%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	1.00%

1	The expense information in the table has been restated to reflect the current expense cap, effective April 16, 2018.
2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.00% of the average daily net assets for the Institutional Class Shares of the Fund. This agreement is in effect until March 31, 2021 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

The information under “Example” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$102	$318	$647	$1,578

The following paragraph is added under the “Performance” section on page 4 of the Summary Prospectus:

Prior to April 16, 2018, the Institutional Class Shares of the Fund were designated as Investor Class Shares and subject to a distribution fee pursuant to a Rule 12b-1 Plan. The distribution fee is reflected in the Fund’s performance for periods prior to April 16, 2018. Prior to October 31, 2016, the Investor Class Shares of the Fund were designated as Class A Shares. Sales loads applicable to the Class A Shares are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

The “Average Annual Total Returns” table and subsequent paragraph on page 4 of the Summary Prospectus is deleted and replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2017	1 year	5 years	10 years
Return Before Taxes	22.03%	13.33%	6.52%
Return After Taxes on Distributions	19.84%	11.92%	5.85%
Return After Taxes on Distributions and Sale of Fund Shares	14.27%	10.53%	5.19%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Prior to April 16, 2018, the Institutional Class Shares of the Fund were designated as Investor Class Shares and subject to a distribution fee pursuant to a Rule 12b-1 Plan. The distribution fee is reflected in the Fund’s performance for periods prior to April 16, 2018. Prior to October 31, 2016, Investor Class Shares were designated as Class A Shares, which were subject to a 5.75% sales charge that is not reflected in the total return figures.

The table under “Purchase and Sale of Fund Shares” on page 5 of the Summary Prospectus describing the minimum investment amounts for the Fund is deleted and replaced with the following:

Institutional Class Shares

Minimum Investments	To Open Your Account	To Add to Your Account*
Direct Regular Accounts	$5,000	$1,000
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

*	For shareholders owning shares prior to April 16, 2018, the minimum amount necessary to add to your account is $100 for Direct Regular Accounts and $50 for Direct Retirement Accounts, Automatic Investment Plans and Gift Accounts for Minors.

As of the Effective Date, all other references in the Fund’s Summary Prospectus to the changes indicated above are revised accordingly.

Please file this Supplement with your records.